                                                                   EXHIBIT 10.42


                  FIRST AMENDMENT TO CANADIAN CREDIT AGREEMENT

                         dated as of September 25, 1998,

                                      among

                             INGRAM MICRO INC., and
         INGRAM MICRO INC. (CANADA),as the Borrowers and Guarantors, and

                         CERTAIN FINANCIAL INSTITUTIONS,
                        as the Relevant Required Lenders





                          amending the US $150,000,000

                            CANADIAN CREDIT AGREEMENT

                          dated as of October 28, 1997,

                                   also among

                              INGRAM MICRO INC. and
                           INGRAM MICRO INC. (CANADA),
                        as the Borrowers and Guarantors,


                         CERTAIN FINANCIAL INSTITUTIONS,
                                 as the Lenders,


                            THE BANK OF NOVA SCOTIA,
                    as Administrative Agent for the Lenders,


                              ROYAL BANK OF CANADA,
                      as Syndication Agent for the Lenders,

                                       and

                       BANK OF TOKYO-MITSUBISHI (CANADA),
                                 as the Co-Agent




                      PREPARED BY HAYNES AND BOONE, L.L.P.

                  FIRST AMENDMENT TO CANADIAN CREDIT AGREEMENT


         THIS DOCUMENT is entered into as of September 25, 1998, among:

         INGRAM MICRO INC., a corporation organized and existing under the laws of the State of Delaware, United States of America ("MICRO");

         INGRAM MICRO INC., a corporation organized and existing under the laws of the Province of Ontario, Canada ("MICRO CANADA," and collectively with Micro, the "BORROWERS"); and

         The financial institutions executing this document as Lenders (the "RELEVANT REQUIRED LENDERS").

                 (see PARAGRAPH 1 below regarding defined terms)

         This document is being executed and delivered to amend certain provisions of the Canadian Credit Agreement (as renewed, extended, amended, or supplemented, the "CREDIT AGREEMENT") dated as of October 28, 1997, among (a) the Borrowers; (b) certain Lenders (which includes the Relevant Required Lenders); and (c) The Bank of Nova Scotia ("SCOTIABANK"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), Royal Bank of Canada ("ROYAL BANK"), as syndication agent for the Lenders (in such capacity, the "SYNDICATION AGENT"), and Bank of Tokyo-Mitsubishi (Canada), as the co-agent (in such capacity, the "CO-AGENT"), all of which are collectively the "AGENTS". Effective December 22, 1997, Micro Singapore ceased to be a Subsidiary of Micro, and effective January 15, 1998, in accordance with SECTION
11.15 of the Credit Agreement, Micro Singapore ceased to be a Guarantor under the Credit Agreement.

         The Relevant Required Lenders have agreed, upon and subject to the terms and conditions of this document, to alter the terms of the Credit Agreement as provided below.

         ACCORDINGLY, for adequate and sufficient consideration, the Borrowers and the Relevant Required Lenders agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this document, terms defined in the Credit Agreement have the same meanings when used in this document and references to "ARTICLES," "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's articles, sections, schedules, and exhibits.

2. AMENDMENTS. Subject to PARAGRAPH 3 below but otherwise effective as of the date of this document, the Credit Agreement is amended as follows:

         A. SECTION 1.1 is amended by adding or entirely amending, as the case may be, the following defined terms in alphabetical order with all other defined terms in that section:

                           "ACQUIRED EXISTING DEBT AND LIENS" means, for a
                  period of 90 days following the acquisition or merger of a Person by or into Micro or any of its Subsidiaries or the acquisition of a business unit of a Person or the assets of a Person or business unit of a Person by Micro or any of its Subsidiaries, the Indebtedness and Liens of that Person or business unit that (a) were not incurred in connection with that acquisition or merger and do not constitute any refinancing of Indebtedness so incurred and (b) were in existence at the time of that acquisition or merger.

                           "ADDITIONAL PERMITTED LIENS" means, as of any date
                  (a) Liens securing Indebtedness and not described in CLAUSES
                  (A) through (L) of SECTION 8.2.2, but only to the extent that
                  (i) the Amount of Additional Liens on that date does not exceed twenty percent (20%) of Consolidated Tangible Net Worth on that date and (ii) Borrowers are otherwise in compliance with SECTION 8.2.1(b), and (b) Liens constituting Acquired Existing Debt and Liens on that date.

                           "BANKERS' ACCEPTANCE" means (a) a non-interest
                  bearing bill of exchange in Canadian Dollars having a term of not less than 30 nor more than 180 days and maturing on a Business Day, drawn by a Borrower, and accepted by a Lender, as evidenced by such Lender's endorsement thereon at the direction of such Borrower, or (b) a depository bill, within the meaning of the Depository Bills and Notes Act (Canada).

                           "FOREIGN SUBSIDIARY" means any Subsidiary that is not
                  domiciled in the United States.

                           "MICRO SINGAPORE" means Ingram Micro Singapore Pte
                  Ltd., a corporation organized and existing under the laws of Singapore, but it is no longer party to any Loan Document.

                           "SENIOR CONSOLIDATED FUNDED DEBT" means, as of any
                  date of determination, the total of all Consolidated Funded Debt of Micro and its Consolidated Subsidiaries outstanding on such date that ranks PARI PASSU with the Obligations.

         B. The definition of "Material Asset Acquisition" in SECTION 1.1 is amended to add the words "or 8.2.9(d)" at the end of it.

         C. In the definition of "Total Indebtedness of Subsidiaries" in SECTION
1.1 (i) the word "and" before CLAUSE (b) is replaced with a comma and (ii) a new CLAUSE (c) is added as follows:

                  , and (c) any Indebtedness under any Loan Document (as defined in this Agreement, the U.S. Credit Agreement, and the European Credit Agreement).

         D. SECTION 1.1 is amended by entirely deleting the definitions of the terms "Consolidated Current Assets," "Consolidated Current Liabilities," and "Consolidated Current Ratio".

         E. A new SECTION 7.18 is added as follows:

                           SECTION 7.18 YEAR 2000. Micro believes that its
                  computer applications that are material to its business and operations will be able to perform properly date-sensitive functions for all dates on and after January 1, 2000, EXCEPT to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.

         F. SECTION 8.1.10 is amended by adding the parenthetical "(OTHER THAN Foreign Subsidiaries)" after the 9th word "Subsidiaries" in CLAUSE (c) of that section.

         G. SECTION 8.2.1(b) is entirely amended as follows:



                                                                 FIRST AMENDMENT

                           (b) Micro will not at the end of any Fiscal Period
                  permit (i) Total Indebtedness of Subsidiaries (OTHER THAN Indebtedness of any Guarantor and Indebtedness constituting Acquired Existing Debt and Liens) to exceed twenty percent (20%) of Consolidated Tangible Net Worth, or (ii) SECTION 8.2.2(m) to be violated.

         H.       SECTIONS 8.2.2(k) and (l) are entirely amended as follows:

                           (k) Liens of the nature referred to in CLAUSE (b) of
                  the definition of the term "LIEN" and granted to a purchaser or any assignee of such purchaser which has financed the relevant purchase of Trade Accounts Receivable of any Borrower or any of their respective subsidiaries and Liens on any related property that would ordinarily be subject to a Lien in connection therewith such as proceeds and records;

                           (l) Liens on accounts receivable of Micro Canada with
                  respect to any accounts receivable securitization program and on any related property that would ordinarily be subject to a Lien in connection therewith such as proceeds and records; and

         I.       SECTION 8.2.3(a) is entirely amended as follows:

                  (a)      [INTENTIONALLY BLANK]

         J.       SECTION 8.2.3(c) is entirely amended as follows:

                           (c) (i) the ratio of (A) the average daily balances
                  of Senior Consolidated Funded Debt during any Fiscal Period to
                  (B) Consolidated EBITDA for the period of four Fiscal Periods ending on the last day of such Fiscal Period to exceed 3.5 to 1.0; and (ii) the ratio of (A) the average daily balances of Consolidated Funded Debt during any Fiscal Period (B) to Consolidated EBITDA for the period of four Fiscal Periods ending on the last day of such Fiscal Period to exceed 4.0 to 1.0;

                  PROVIDED THAT, for purposes of calculating the preceding ratios (A) Consolidated Funded Debt on any day shall be the amount otherwise determined pursuant to the definition thereof plus the amount of Consolidated Transferred Receivables on such day, and (B) the contribution of any Subsidiary of Micro acquired (to the extent the acquisition is treated for accounting purposes as a purchase) during those four Fiscal Periods to Consolidated EBITDA shall be calculated on a PRO FORMA basis as if it had been a Subsidiary of Micro during all of those four Fiscal Periods.

         K.       SECTION 8.2.3(d) is entirely amended as follows:

                           (d) the Consolidated Tangible Net Worth at the end of
                  any Fiscal Period to be less than the SUM of (i) 90% of Consolidated Tangible Net Worth at the end of the Fiscal Year ending nearest to December 31, 1997, PLUS (ii) 50% of Consolidated Net Income (without taking into account any losses incurred in any Fiscal Year) for each Fiscal Year ended thereafter that ends on or before the last day of that Fiscal Period.

         L.       The proviso in SECTION 8.2.4 is entirely amended as follows:




                                                                 FIRST AMENDMENT

                           ; PROVIDED, HOWEVER, THAT, Micro may redeem, purchase
                  or acquire (a) any of its capital stock (i) issued to employees pursuant to any Plan or other contract or arrangement relating to employment upon the termination of employment or other events or (ii) in a transaction contemplated by the Transition Agreements and (b) any of its Indebtedness that is convertible into its securities.

         M. The words "such or" are deleted as the 27th and 28th words of the last sentence of SECTION 8.2.6.

         N.       SECTION 8.2.7(a) is entirely amended as follows:

                           (a) No Borrower may make any Material Asset
                  Acquisition UNLESS no Event of Default exists or would exist after giving effect to the proposed Material Asset Acquisition.

         O.       SECTION 8.2.9 is amended as follows:

                  (1) The word "and" is deleted at the end of SECTION 8.2.9(b).

                  (2) SECTION 8.2.9(c) is entirely amended as follows:

                           (c) so long as no Event of Default has occurred and
                  is continuing or would occur after giving effect thereto, Micro and any Subsidiary of Micro may Dispose of assets in transactions exclusively among Micro and any of its Subsidiaries or among Subsidiaries of Micro that satisfy the requirements of SECTION 8.2.6; PROVIDED THAT, notwithstanding any provision hereof to the contrary, in the event that, immediately after giving effect to any Disposition described in this CLAUSE (c) to a Subsidiary of Micro, such Subsidiary shall own assets constituting at least ten percent (10%) of Consolidated Assets determined as of the last day of the most recently completed Fiscal Period, such Subsidiary of Micro shall be deemed a Material Subsidiary for all purposes hereunder as of the date of such Disposition and Micro shall cause any such Material Subsidiary (UNLESS a Foreign Subsidiary) promptly to execute and deliver an Additional Guaranty in favor of the Lender Parties in accordance with
                  SECTION 8.1.10.

                  (3) A new SECTION 8.2.9(d) is added as follows:

                           (d) subject to SECTION 8.2.8, any Borrower may (and
                  may permit any of its Subsidiaries to) sell, assign, grant a Lien in, or otherwise transfer any interest in its Trade Accounts Receivable and related property such as proceeds and records.

         P. The last parenthetical phrase in SECTION 9.1.3 that begins with the word "excluding" is entirely deleted.

         Q. The last parenthetical in SECTION 9.1.5 is entirely amended as follows:

                  (without the giving of further notice or lapse of additional time)





                                                                 FIRST AMENDMENT

3. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, PARAGRAPH 2 above is not effective unless and until (A) all principal, interest, fees, costs, and expenses due under the Credit Agreement (as amended by this document), all fees payable to either Agent in connection with this document as agreed to between such Agent and Micro, and all outstanding fees and expenses of counsel to the Agents are, in each case, paid in full to the extent due and payable (and, unless an amount is otherwise provided by the Loan Documents and without waiving the right for subsequent reimbursement in accordance with the Loan Documents, to the extent that a reasonably detailed invoice is presented to Micro by September 21, 1998) after giving effect to this document and (B) the Administrative Agent receives either (i) counterparts of this document duly executed and delivered by an Authorized Person of each Obligor and by the Required Lenders or (ii) facsimile, telegraphic, or other written confirmation of the execution of counterparts of this document.

4. REPRESENTATIONS. To induce the Relevant Required Lenders to enter into this document, the Borrowers (for themselves and each other Obligor) jointly and severally represent and warrant to the Agents, Co-Agent, and the Lenders as follows:

         A. CREDIT AGREEMENT. Each of the representations and warranties of each Obligor set forth in ARTICLE VII of the Credit Agreement (excluding those contained in SECTION 7.8) is true and correct as though made on and as of the date of this document (unless stated to relate solely to an earlier date, in which case, such representations and warranties were true and correct as of such earlier date) with each reference in those representations to "this Agreement," the "Loan Documents," "hereof," "hereunder," "thereof," "thereunder," and words of like import being, for purposes of this clause, references to the Credit Agreement and the Loan Documents, in each case as amended or waived by this document.
         B. ENFORCEABILITY. Upon execution and delivery by the Obligors and the Required Lenders, this document will constitute a valid and binding agreement of each Obligor, enforceable against it in accordance with this document's terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to or limiting creditors' rights generally or by general principles of equity.

         C. OBLIGORS. As of the date of, and after giving effect to, this document, the only Obligors under the Credit Agreement and Loan Documents are Micro; Micro Canada; Ingram European Coordination Center N.V., a company organized and existing under the laws of The Kingdom of Belgium; Ingram Micro Holdings Limited, a corporation organized and existing under the laws of the United Kingdom; and Ingram Micro (UK) Limited, a corporation organized and existing under the laws of the United Kingdom.

5. RATIFICATIONS. To induce the Relevant Required Lenders to enter into this document each Borrower (and, by its execution below, each other Obligor) (A) ratifies and confirms all provisions of the Credit Agreement and other Loan Documents to which it is a party, as amended or waived by this document, and (B) ratifies and confirms that all guaranties granted in favor of any of the Agents or the Lenders under the Loan Documents (as they may have been renewed, extended, amended, or supplemented) are not released, reduced, or otherwise adversely affected by this document, or any other Loan Document, and continue to guarantee full payment and performance of the present and future Obligations.




                                                                 FIRST AMENDMENT

6. MISCELLANEOUS.

         A. CREDIT AGREEMENT AND LOAN DOCUMENTS. Upon the effectiveness of PARAGRAPH 2 above as provided in PARAGRAPH 3 above, all references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in ARTICLES I and XI are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. No change or waiver of any provision of this document is valid unless in a writing that is signed by the party against whom it is sought to be enforced.

         B. GOVERNING LAW. This document shall be deemed to be a contract made under and governed by the laws of the Province of Ontario, Canada.

         C. COUNTERPARTS. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts shall be construed together to constitute one and the same document.

               REMAINDER OF PAGE INTENTIONALLY BLANK. THIS PAGE IS
       FOLLOWED BY A SIGNATURE PAGE FOR THE OBLIGORS, FOLLOWED BY SEPARATE
               SIGNATURE PAGES FOR THE RELEVANT REQUIRED LENDERS.



                                                                FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to Canadian Credit Agreement.

INGRAM MICRO INC., a corporation      INGRAM MICRO INC., a corporation
organized and existing under          organized and existing under
the laws of the State of Delaware,    the laws of the Province of
United States, as a Borrower and      Ontario, Canada, as a Borrower
a Guarantor                           and a Guarantor

By /s/ James F. Ricketts              By /s/ Michael J. Grainger
   --------------------------------      --------------------------------
   Name:  James F. Ricketts              Name:  Michael J. Grainger
   Title: Vice President &               Title: Authorized Representative
          Worldwide Treasurer

ADDRESS: 1600 E. St. Andrew Place     ADDRESS: 230 Barmac Drive
         Santa Ana, CA 92705                   Weston, Ontario
                                               Canada M9L 2Z3

FACSIMILE NO.: 714-566-9447           FACSIMILE NO.: 4161-740-8623

ATTENTION: James F. Ricketts          ATTENTION: Robert E. Carbrey


         The undersigned Obligors consent and agree in all respects to PARAGRAPH 5 and all other provisions of the foregoing First Amendment to Credit Agreement as Obligors under the Credit Agreement and all related Loan Documents as those terms are defined in the Credit Agreement.

INGRAM MICRO HOLDINGS LTD.,            INGRAM MICRO (UK) LTD.,
as an Obligor                          as an Obligor


By /s/ Stephen Gill                   By /s/ Stephen Gill
   --------------------------------      --------------------------------
   Name:  Stephen Gill                   Name:  Stephen Gill
   Title: Vice President Finance and     Title: VP, Finance and CFO Europe
          CFO Europe

ADDRESS: Ingram House                 ADDRESS: Ingram House
         Garamonde Drive                       Garamonde Drive
         Wymbush                               Wymbush
         Milton Keynes                         Milton Keynes
         Bucks MK8 8DF                         Bucks MK8 8DF

FACSIMILE NO.: 011-32-2-254-9290       FACSIMILE NO.: 011-32-2-254-9290

ATTENTION: Stephen Gill                ATTENTION: Stephen Gill

         EXECUTED as of the date first stated in this First Amendment to Canadian Credit Agreement.

                     INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

     30%          $45,000,000          THE BANK OF NOVA SCOTIA, as the
                                       Administrative Agent

                                       By /s/ R. J. Boomhour
                                         --------------------------------------
                                         Name:  R. J. Boomhour
                                         Title: Senior Product Manager

                                        THE BANK OF NOVA SCOTIA

                                       By /s/ Jean Hopkins
                                         --------------------------------------
                                         Name:  Jean Hopkins
                                         Title: Relationship Manager

                                       THE BANK OF NOVA SCOTIA

                                       By /s/ Michael House
                                         Name:  Michael House
                                         Title: Account Officer

LENDING OFFICE FOR CREDIT              LENDING OFFICE FOR CREDIT EXTENSIONS
EXTENSIONS TO MICRO CANADA:            TO MICRO:

The Bank of Nova Scotia                The Bank of Nova Scotia
44 King Street West                    580 California Street
16th Floor                             Suite 2100
TORONTO, ON M5H 1H1                    San Francisco, CA 94104

Facsimile No.: 416-866-2009            Facsimile No.: 415-397-0791

Attention: Jean Hopkins                Attention: Ed Kofman
           Relationship Manager                   Relationship Manager

FEE PAYMENT LOCATION FOR CREDIT        FEE PAYMENT LOCATION FOR CREDIT
EXTENSIONS TO MICRO CANADA:            EXTENSIONS TO MICRO:

The Bank of Nova Scotia                The Bank of Nova Scotia
44 King Street West                    Suite 2700
16th Floor                             600 Peachtree Street N.E.
Toronto, ON M5H 1H1                    Atlanta, GA 30308

Facsimile No.: 416-866-2009            Facsimile No.: 404-888-8998

Attention: Jean Hopkins                Attention: George Wong
           Relationship Manager                   Manager

                 EXECUTED as of the date first stated in this First Amendment to Canadian Credit Agreement.


                    INITIAL
                   COMMITMENT
PERCENTAGE          AMOUNT

      30%         $45,000,000          ROYAL BANK OF CANADA

                                       By /s/ Karen L. Condon
                                         --------------------------------------
                                         Name:  Karen L. Condon
                                         Title: Senior Account Manager


                                       ROYAL BANK OF CANADA

                                       By /s/ Brian J. Smith
                                         --------------------------------------
                                         Name:  Brian J. Smith
                                         Title: Senior Manager

LENDING OFFICE FOR CREDIT EXTENSIONS   LENDING OFFICE FOR CREDIT EXTENSIONS
TO MICRO CANADA:                       TO MICRO:

Royal Bank of Canada                   Royal Bank of Canada
13th Floor, South Tower                600 Wilshire Boulevard
200 Bay Street                         Suite 800
Toronto, ON M5J 2J5                    Los Angeles, CA 90017

Facsimile No.: 416-974-2249            Facsimile No.: 213-955-5350

Attention: Karen Condon                Attention: Michael A. Cole
           Senior Account Manager                 Manager
           Corporate Banking

FEE PAYMENT LOCATION FOR CREDIT        FEE PAYMENT LOCATION FOR CREDIT
EXTENSIONS TO MICRO CANADA:            EXTENSIONS TO MICRO:

Royal Bank of Canada                   Royal Bank of Canada
13th Floor, South Tower                600 Wilshire Boulevard
200 Bay Street                         Suite 800
Toronto, ON M5J 2J5                    Los Angeles, CA 90017

Facsimile No.: 416-974-2249            Facsimile No.: 213-955-5350

Attention: Karen Condon                Attention: Michael A. Cole
           Senior Account Manager                 Manager
           Corporate Banking

                 EXECUTED as of the date first stated in this First Amendment to Canadian Credit Agreement.

                      INITIAL
                     COMMITMENT
  PERCENTAGE          AMOUNT

      10%         $15,000,000
                                       BANK OF TOKYO-MITSUBISHI (CANADA)


                                       By /s/ T. Vanderlaan
                                         --------------------------------------
                                         Name:  T. Vanderlaan
                                         Title: Vice President


                                       THE BANK OF TOKYO-MITSUBISHI LTD.

                                       By /s/ Richard L. Van de Berghe, Jr.
                                         --------------------------------------
                                         Name:  Richard L. Van de Berghe, Jr.
                                         Title: Attorney-in-Fact



LENDING OFFICE FOR CREDIT EXTENSIONS   LENDING OFFICE FOR CREDIT EXTENSIONS
TO MICRO CANADA:                       TO MICRO:

Bank of Tokyo-Mitsubishi (Canada)      The Bank of Tokyo-Mitsubishi Ltd.
Royal Bank Plaza                       1251 Avenue of the Americas
South Tower, Suite 2100                New York, NY 10020-1104
Toronto, ON M5J 2J1
                                       Facsimile No.: 212-782-6445
Facsimile No.: 416-865-9511
                                       Attention: Richard Van de Berghe
Attention: Ted Vanderlaan                         Attorney-in-Fact
           Vice President
           Corporate Banking Group

FEE PAYMENT LOCATION FOR CREDIT        FEE PAYMENT LOCATION FOR CREDIT
EXTENSIONS TO MICRO CANADA:            EXTENSIONS TO MICRO:

Bank of Tokyo-Mitsubishi (Canada)      The Bank of Tokyo-Mitsubishi Ltd.
Royal Bank Plaza                       1251 Avenue of the Americas
South Tower, Suite 2100                New York, NY 10020-1104
Toronto, ON M5J 2J1
                                       Facsimile No.: 212-782-6445
Facsimile No.: 416-865-9511
                                       Attention: Richard Van de Berghe
Attention: Ted Vanderlaan                         Attorney-in-Fact
           Vice President
           Corporate Banking Group

                 EXECUTED as of the date first stated in this First Amendment to Canadian Credit Agreement.

                     INITIAL
                    COMMITMENT
  PERCENTAGE         AMOUNT

      10%         $15,000,000
                                       CANADIAN IMPERIAL BANK OF COMMERCE


                                       By /s/ Howard Palmer
                                         --------------------------------------
                                         Name:  Howard Palmer
                                         Title: Executive Director


                                       CIBC INC.


                                       By /s/ Eric Burton
                                         --------------------------------------
                                         Name:  Eric Burton
                                         Title: Commercial Specialist Banking


LENDING OFFICE FOR CREDIT EXTENSIONS   LENDING OFFICE FOR CREDIT EXTENSIONS
TO MICRO CANADA:                       TO MICRO:

Canadian Imperial Bank of Commerce     Canadian Imperial Bank of Commerce
Commercial Sales & Service Centre      Two Paces West, 2727 Paces Ferry Road
595 Bay Street, 5th Floor              Suite 1200
Toronto, Ontario M5G 2C2               Atlanta, GA 30339

Facsimile No.: 416-980-8582            Facsimile No.: 770-319-4827
Attention: Joan Lasley                 Attention: Kim Perrone


FEE PAYMENT LOCATION FOR CREDIT        FEE PAYMENT LOCATION FOR CREDIT
EXTENSIONS TO MICRO CANADA:            EXTENSIONS TO MICRO:

Canadian Imperial Bank of Commerce     Canadian Imperial Bank of Commerce
Commercial Sales & Service Centre      Two Paces West, 2727 Paces Ferry Road
595 Bay Street, 5th Floor              Suite 1200
Toronto, Ontario M5G 2C2               Atlanta, GA 30339

Facsimile No.: 416-980-8582            Facsimile No.: 770-319-4827
Attention: Joan Lasley                 Attention: Kim Perrone

                 EXECUTED as of the date first stated in this First Amendment to Canadian Credit Agreement.

                     INITIAL
                    COMMITMENT
  PERCENTAGE         AMOUNT

     6.7%         $10,000,000          BANK OF MONTREAL


                                       By /s/ Kanu Modi
                                         --------------------------------------
                                         Name:  Kanu Modi
                                         Title: Director



LENDING OFFICE FOR CREDIT EXTENSIONS   LENDING OFFICE FOR CREDIT EXTENSIONS
TO MICRO CANADA:                       TO MICRO:
Bank of Montreal                       Bank of Montreal
First Canadian Place                   Suite 4900
24th Floor                             601 South Figureroa Street
Toronto, ON  M5X 1A1                   Los Angeles, CA 90017

Facsimile No.: 416-867-5818            Facsimile No.: 213-239-0680

Attention: Stuart Brannan              Attention: Craig Ingram
           Director

FEE PAYMENT LOCATION FOR CREDIT        FEE PAYMENT LOCATION FOR CREDIT
EXTENSIONS TO MICRO CANADA:            EXTENSIONS TO MICRO:

Bank of Montreal                       Bank of Montreal
First Canadian Place                   Suite 4900
24th Floor                             601 South Figureroa Street
Toronto, ON  M5X 1A1                   Los Angeles, CA 90017

Facsimile No.: 416-867-5818            Facsimile No.: 213-239-0680

Attention: Stuart Brannan              Attention: Craig Ingram
           Director

                 EXECUTED as of the date first stated in this First Amendment to Canadian Credit Agreement.

                      INITIAL
                     COMMITMENT
  PERCENTAGE          AMOUNT

      6.7%         $10,000,000         CREDIT LYONNAIS CANADA

                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                       CREDIT LYONNAIS LOS ANGELES BRANCH

                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________



LENDING OFFICE FOR CREDIT EXTENSIONS   LENDING OFFICE FOR CREDIT EXTENSIONS
TO MICRO CANADA:                       TO MICRO:

Credit Lyonnais Canada                 Credit Lyonnais Los Angeles Branch
One Financial Place, Suite 2505        515 South Flower Street
One Adelaide Street East               Suite 2200
Toronto, ON M5C 2V9                    Los Angeles, CA 90071-2201

Facsimile No.: 416-202-6525            Facsimile No.: 213-623-3437

Attention: Helen Thomas                Attention: Diane Scott
           Vice President
           Corporate Banking


FEE PAYMENT LOCATION FOR CREDIT        FEE PAYMENT LOCATION FOR CREDIT
 EXTENSIONS TO MICRO CANADA:           EXTENSIONS TO MICRO:

Credit Lyonnais Canada                 Credit Lyonnais Los Angeles Branch
One Financial Place, Suite 2505        515 South Flower Street
One Adelaide Street East               Suite 2200
Toronto, ON M5C 2V9                    Los Angeles, CA 90071-2201

Facsimile No.: 416-202-6525            Facsimile No.: 213-623-3437

Attention: Helen Thomas                Attention: Diane Scott
           Vice President
           Corporate Banking

                 EXECUTED as of the date first stated in this First Amendment to Canadian Credit Agreement.

                     INITIAL
                    COMMITMENT
  PERCENTAGE         AMOUNT

      6.7%        $10,000,000          THE INDUSTRIAL BANK OF JAPAN (CANADA)

                                       By /s/ Campbell McLeigh
                                         --------------------------------------
                                         Name:  Campbell McLeigh
                                         Title: Senior Vice President


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                       ATLANTA AGENCY

                                       By /s/ Koichi Hasegawa
                                         --------------------------------------
                                         Name:  Koichi Hasegawa
                                         Title: Senior Vice President and
                                                Deputy General Manager



LENDING OFFICE FOR CREDIT EXTENSIONS   LENDING OFFICE FOR CREDIT EXTENSIONS
TO MICRO CANADA:                       TO MICRO:

The Industrial Bank of Japan (Canada)  The Industrial Bank of Japan, Limited
Box 29, Suite 1102                     Atlanta Agency
100 Yonge Street                       One Ninety One Peachtree Tower
Toronto, ON M5C 2W1                    Suite 3600
                                       191 Peachtree Street, N.E.
Facsimile No.: 416-367-3452            Atlanta, GA 30303-1757

Attention: Campbell McLeish            Facsimile No.: 404-524-8509
           Vice President
                                       Attention: James Masters
                                                  Vice President

FEE PAYMENT LOCATION FOR CREDIT        FEE PAYMENT LOCATION FOR CREDIT
EXTENSIONS TO MICRO CANADA:            EXTENSIONS TO MICRO:

The Industrial Bank of Japan (Canada)  The Industrial Bank of Japan, Limited
Box 29, Suite 1102                     Atlanta Agency
100 Yonge Street                       One Ninety One Peachtree Tower
Toronto, ON M5C 2W1                    Suite 3600
                                       191 Peachtree Street, N.E.
Facsimile No.: 416-367-3452            Atlanta, GA 30303-1757

Attention: Campbell McLeish            Facsimile No.: 404-524-8509
           Vice President
                                       Attention: James Masters
                                                  Vice President